Greenlight Capital Re, Ltd. 1 2024 Investor Day Presentation Tuesday, November 19, 2024

Agenda WELCOME & INTRO 01 02 FINANCIAL OVERVIEW 03 04 STRATEGIC OVERVIEW INVESTMENTS UPDATE

This Investor Presentation (this “Presentation”) is intended solely for the informational purposes of the persons to whom it is presented in connection with the 2024 Investor Day of Greenlight Capital Re, Ltd. (the “Company”) to be held on November 19, 2024. This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and we intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward looking statements are typically identified by words such as “expect”, “believe”, “anticipate”, “estimate”, “goal” and “strategy” or conditional verbs such as “will” and “may” or the negative of these terms, although not all forward-looking statements contain these words, and include statements relating to market opportunity, our strategic priorities, strategic growth and return on equity projections. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include a downgrade or withdrawal of our A.M. Best ratings; any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; the carry values of our investments made under our Greenlight Re Innovations pillar may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this release, whether as a result of new information, future events, or otherwise, except as provided by law. In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise generally accepted accounting principles in the United States (“GAAP”). Such measures are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more thorough understanding of the underlying business. These non- GAAP measures may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures can be found at the back of this Presentation. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES 3

INVESTMENT PORTFOLIO DISCLOSURE All information provided for Solasglas Investments, LP is for informational purposes only and should not be deemed as investment advice or a recommendation to purchase or sell any specific security. Performance returns reflect the total returns, net of fees and expenses. Returns are net of either the modified high water mark performance allocation of 10% or the standard 20% performance allocation. All figures are unaudited. Greenlight Re and DME Advisors, LP (“DME”) do not undertake to update any information contained herein as a result of audit adjustments or other corrections. Past performance is not indicative of future results. Actual returns may differ from the returns presented. Reference to an index does not imply that the fund will achieve returns, volatility or other results similar to the index. The S&P 500 is a long-only index of primarily large-cap stocks used to represent the performance of the U.S. stock market. The Bloomberg U.S. Aggregate Bond Index is a broad-based index of intermediate-term, investment-grade bonds traded in the United States. Solasglas takes long and short equity positions but may invest in non-U.S. and non-equity securities, and therefore differs (often materially) from the composition of the indexes. The total returns for the indexes do not reflect the deduction of any fees or expenses which would reduce returns. All exposure information is calculated on a delta-adjusted basis and excludes “macro” positions, which may include, but are not limited to, government debt, currencies, commodities, credit default swaps, interest rate swaps, volatility indexes, credit indexes and derivatives on any of these instruments. However, equity indexes and derivatives on such instruments are included in long/short exposure. The largest disclosed long positions represent individual issuers to which Solasglas has the highest exposure. All weightings, exposure, attribution and performance contribution information are the result of classifications and assumptions made in the sole judgment of DME. The specific investments identified and described are not representative of all the positions held, purchased, or sold, and in the aggregate, the information may represent a small percentage of activity. It should not be assumed that any position identified has been or will be profitable. There can be no guarantee that similar investment opportunities will be available in the future or that DME will be able to exploit similar investment opportunities should they arise. The information presented is intended to provide insight into the noteworthy events, in the sole opinion of the presenter, affecting the portfolio. The opinions expressed represent the current, good faith views of DME at the time of publication and are provided for limited purposes, are not definitive investment advice, and should not be relied on as such. 4

Welcome & Introduction David Einhorn Chairman 5

Last 2 years of progress • Combined Ratio under 100% every quarter • Should improve over time 6 • Book Value per Share has shown consistent, stable growth • Shares still trade at a discount to BVPS 14.33 14.34 15.77 16.15 16.74 17.39 17.65 18.72 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Fully Diluted Book Value Per Share 95.9%99.8%98.0% 91.4%91.2%96.2%99.8% 94.2% 0% 20% 40% 60% 80% 100% 120% Q3 2024Q2 2024Q1 2024Q4 2023Q3 2023Q2 2023Q1 2023Q4 2022 Quarterly Combined ratio

A hard market… 7

8 Multi-pillar strategy Disciplined capital allocation Strong and improving ROE Share price inexpensive relative to our book value Strong team and platforms poised for growth in favorable market conditions Why Greenlight Re…

Strategic Overview Greg Richardson Chief Executive Officer 9

Overview 10 Smooth CEO transition • On board and resident full-time in Grand Cayman as of January 1, 2024 • Met with key brokers, major clients, and Innovations partners • Developed strong relationships with board members and senior leadership team Team is talented, cohesive, and motivated Strategic direction is sound • Dramatic shift away from original strategy (few, large, bespoke/structured transactions) • Maintain lean, agile organization • Open Market business: following market, highly diversified • Innovations business: highly differentiated, early/seed-stage focus on high growth market Also here today: Richard Strommer (Chief Actuary) David Sigmon (General Counsel) • ROE/BVPS growth, capital allocation, capital management Faramarz Romer, CFO Strategic priorities going forward • Operational excellence Pat O’Brien, Group COO • Underwriting excellence Tom Curnock, Group CUO • Managed growth of Innovations business Brian O’Reilly, Head of Innovations

Greenlight Re Strategic Pillars 11 Greenlight Re’s strategy is sound Primarily follow business with line determined by expertise and market intelligence Weighting towards short- and medium-tail risks where we can compete on similar footing with larger peers Strategy designed to leverage our agility and mitigate scale issues Open Market Underwriting Primary objective is to access attractive underwriting opportunities Investment performance is important (no loss-leaders) Early-stage strategy best addresses these objectives and adds diversification Innovations Investments Investment positions usually give us long-term optionality on underwriting business Avoids anti-selection by definition Investment relationship promotes high level of transparency (data / motivation) Innovations Underwriting Value-oriented investment strategy Scaled to balance volatility against return potential No “hidden” volatility that may be present in a leveraged fixed- income investment strategy Solasglas Investments (SILP)

Strong and improving risk-adjusted returns

Strong 5-year trend…

- Positive Combined Ratio trend – achieved 8 consecutive quarters of underwriting profit through 3Q24
- Strong, consistent SILP annualized returns from 2020 through 3Q24

11.4%
since 1/1/20

14.3%
since 1/1/21

- Strong average annual fully diluted BVPS[1] growth

8.2%
since 1/1/20

17.5%
last eight quarters

…Despite low risk profile

- Highly diversified underwriting portfolio
- Prudent cat aggregates with strong cycle management
- Growing Innovations underwriting business less susceptible to "macro" P&C underwriting cycles
- Strong reserve position/practices, with limited inflation risk
- Low financial leverage and moderate underwriting leverage
- Low exposure to systemic/macro-economic asset risk
  - Board-governed risk tolerances
  - Little credit risk
  - Limited interest rate (and inflation) risk
  - Low market ***beta***
- Optionality through multiple strategic "pillars"
- AM Best **A-** ratings affirmed – Outlook upgraded to **Positive**

[1]Fully diluted BVPS is a non-GAAP measure. See Appendix for non-GAAP measure rationale and reconciliation to the most comparable GAAP measure.

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Strategic position at January 1, 2024 Average 2023 - 2024 Run Rate2 13 ROC1 (Return on risk capital) Strategic Growth (Increase in risk capital allocation) Open Market UW Innovations Investments Innovations UW (in force) SILP Innovation UW (Incl. runoff business) 2020-23 Innovations Investments Size of bubble = Allocated Risk Capital Hurdle Rate 1 ROC is the return on risk capital allocated to each pillar. Risk capital is based on diversified rating agency capital charge. 2 Run Rate refers to the estimated annual profit contribution divided by risk capital at the January 1, 2024, point in time. Greenlight Re Portfolio at January 1, 2024

Strategic direction 14 ROC Strategic Growth (Increase in risk capital allocation) Open Market UW Innovations Investments Innovations UW (in force) SILP Size of bubble = Allocated Risk Capital Hurdle Rate Strategic Direction SILP • Highest ROC contributor over recent years • Increase allocation within risk tolerances Open Market Underwriting • Increasingly Profitable, entering third-year of hard reinsurance market • Expand underwriting capabilities • Optimize portfolio mix and risk/return profile • Moderate growth and cycle management Innovations Underwriting • Significant growth potential – both market & existing clients • Niche opportunities insulated from broader market dynamics • Managed growth based on profitability • Develop risk & capital partners to scale up and generate fee income Innovations Investments • Monetize value of current investments • Continue to invest in promising start-ups Capital Management • Manage/optimize debt • Prudent cash management • Opportunistically buy back shares with excess capital Greenlight Re Portfolio Strategy

MARKET Clients & Brokers CAPITAL Investors, Rating Agencies & Regulators Underwriting culture is a key strength Centralized underwriting authority • Consistency of process, pricing and risk selection • Leverages expertise and capacity company-wide • Optimal allocation of risk capital and resources All business functions are critical to Underwriting Excellence 15 Risk Appetite Pricing & Selection Account Servicing, Monitoring, Reporting Underwriting process Learn, AdaptAgility Competitive Advantage Claims & Reserving

Lean, flexible operating platforms provide global market access

GREENLIGHT RE

Greenlight Capital Re, Ltd.
NASDAQ: "GLRE"

Cayman Islands

Greenlight Reinsurance, Ltd.

Viridis Re SPC Ltd.

36	$374M	A-
Staff	*Total Gross Premium**	*A.M. Best Rating*

- Home office since founding in 2004
- Tax-neutral domicile
- Robust, yet proportionate regulation
- Recently established "Viridis Re" captive facility to support Innovations business

Ireland

Greenlight Reinsurance Ireland, DAC

Greenlight Re Ireland Services Ltd

20	$174M	A-
Staff	*Total Gross Premium**	*A.M. Best Rating*

- Irish regulated subsidiary enables easy access to EU and London markets
- Solvency II jurisdiction
- Attractive domicile with low tax rate and proportionate regulation
- Service company provides access to strong local (re)insurance talent pool

UK

Syndicate 3456 (Lloyd's)

Greenlight Re Corporate Member Ltd
Greenlight Re Marketing UK Ltd.

9	$191M	A+
Staff	*Total Gross Premium**	*A.M. Best Rating*

- Access to Lloyd's network, brand and ratings
- Global licenses to write both insurance and reinsurance
- London Market presence
  - Market knowledge
  - Talent pool
- Greenlight Corporate Member enables us to provide "Funds at Lloyd's" (FAL) capacity to the Lloyd's market
- Lloyd's a strong advocate for Innovations

TOTAL

65
Staff

$739M
Total Gross Premium

Note: *Statistics as of Q3 2024. AM Best ratings listed for Greenlight Reinsurance, Ltd., Greenlight Reinsurance Ireland, DAC, and Syndicate 3456, respectively, represents the rating agency's opinion of our financial strength and ability to meet our ongoing insurance policy and contract obligations. It is not an evaluation directed toward the protection of investors or a recommendation to buy, sell, or hold our ordinary shares.*
** Total Gross Premium is annualized gross premium through Q3 2024*

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Open Market Underwriting – highly diversified with strong outlook 17 Diversified by Line of Business Business Outlook Macro Environment Capital market reticence toward sector No significant new reinsurance entrants Sustained underwriting discipline STRONGLY POSITIVE STRONGLY POSITIVE POSITIVE POSITIVE BUT CAUTIOUS PROPERTY 21% Property Cat 9% Other Property 12% SPECIALTY 34% Marine & Energy 20% Other Specialty 2% Aviation 4% War & Terror 3% Cyber 3% Contingency 1% Agriculture 1% FINANCIAL 12% Transactional Liability 4% Mortgage Re 4% Credit, Surety, PR 2% Other Financial Lines 2% CASUALTY 33% General Liability 19% Other Commercial 5% Multi-line Casualty 4% Prof. Liability 2% Commercial Auto 2% Workers Comp 1% • Hard market pricing continues • Supported by active hurricane season • Constrained by Cat risk appetite • Pricing supported by loss activity over past few years - Ukraine war - Baltimore bridge collapse - Other attritional losses • Profitable, but some rate pressure • Heightened macro-economic risk • Greenlight Re generally underweight • Accelerating GL rate increases • Uncertainty over baseline loss costs and social inflation • Our book less susceptible to large jury awards

Innovations – a key Greenlight Re differentiator 18 1st Investment 2018 Active Portfolio Companies 40 Capital Deployed $31.0M Carried Value IRR 25.2% $72.1M Investment Reinsurance Lloyd’s Syndicate Turn-Key Captive • Seed or early-stage insurance and MGA start-ups • $250K-$2M checks • Assess value proposition, people, technology, market access… • … NO “momentum” investing • AM Best rating: A- • Industry expertise • Provide reinsurance capacity via Cayman & Ireland platforms • AM Best rating: A+ • Trusted partner of Lloyd's of London • Insurance paper for writing business globally • Access to large global network • Shared Innovations focus • Captive-as-a-service • Insurance product launch "Sandbox" • Speed to market • Shared risk taking and resources Unique/comprehensive platform Outstanding investment track record All data as of Q3 2024

Innovations Underwriting – engine of profitable growth 19 Strong global MGA growth outpacing P&C Market… …even more so in the US since 2019 Global MGA Market DWP • MGAs account for ~10% of US P&C market • 80% MGA growth from 2019 to 2022 MGA DWP MGA Premium Growth P&C Market Premium Growth Source: Insurance Advisory Partners report dated February 2024 (citing A.M. Best, Conning, Insurance Insider US, IAP estimates, S&P Capital IQ) Source: Insurance Advisory Partners report dated February 2024 (citing Conning, Fitch Ratings, IAP estimates, Insurance Journal, McKinsey & Company)

Innovations Underwriting – engine of profitable growth 20 Current1 Innovations clients in rapid growth phase… …with attractive margin trend Note: 1. Current portfolio excludes non-renewed Homeowners’ Quota Share treaty 2. Data for 2024 is annualized YTD 3. Underwriting margin calculated as 100%, less loss ratio, less acquisition cost ratio -5% 0% 5% 10% 15% 2022 2023 2024 Innovations Underwriting Margin3 2 0 20 40 60 80 100 2022 2023 2024 Innovations Gross Earned Premium ($mm) 2

We are developing third-party capital partners 21 Raising equity capital to finance growth is unattractive when GLRE stock trades below book value However, we can access third-party capital “at book” to leverage our capabilities and generate fee or “spread” income • We currently spend approximately $10.6 million in outwards excess of loss reinsurance providing protection of over $60 million in total limits • This is an increase from $6.2 million spend last year • Investigating ILS investor opportunities We have recently put in place a Whole Account Quota Share partnership program to support our profitable and growing Innovations book • A portion of the book covered as of 10/1/24 with the remainder commencing 1/1/25 • Strong, well-rated and well-respected reinsurers • Originally targeted 20%, but interest stronger than expected

Financial Highlights 22 Faramarz Romer Chief Financial Officer

Growing business with strong and improving profitability 23 -1% 1% 4% 5% 16% 15% -5% 0% 5% 10% 15% 20% 2019 2020 2021 2022 2023 2024 Annualized Av er ag e RO E … and contributing to ROE growth $475 $478 $565 $530 $594 $650 * 0 50 100 150 200 250 300 350 $400 $450 $500 $550 $600 $650 $700 2019 2020 2021 2022 2023 2024 # of deals N et W ri tt en P re m iu m s (M ill io ns ) Expanding underwriting book NPW # Deals 90 95 100 105 110 2019 2020 2021 2022 2023 2024YTD Co m bi ne d Ra tio % Underwriting performance improving… * Annualized

Return On Average Equity (ROAE) in context - risk vs return 24 Consistent ROAE growth with less volatility than peers *Peer list includes ACGL, AXS, EG, HG, MKL, RNR, SPNT Re tu rn (A ve ra ge R O E) ROAE vs Peers* Greenlight Re Peer Average ACGL AXS EG GLRE HGMKL RNR SPNT Peer Avg 0% 5% 10% 15% 20% 0% 5% 10% 15% 20% 25% Re tu rn (A ve ra ge R O E) Volatility (Standard Deviation of ROE) 5-Year^ Return vs Volatility Risk-free return (Average 5-year US Treasury Bond yield) ^ 2020-2024 annualized Unlike peers, GLRE has low exposure to interest and credit risk

Multi-pillar strategy enhances returns via diversification 25 • Underwriting and Solasglas investment portfolio are the key drivers of our EPS • There is low correlation between them, which provides diversification • Last 8 quarters demonstrated how both sides, working together, deliver solid returns “Other” includes interest expense, corporate expenses, FX gains/losses, taxes, and other income/loss not related to UW $0.91 $0.17 $1.32 $0.39 $0.50 $0.78 $0.23 $1.01 -$0.40 -$0.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 D ilu te d EP S Multi-pillar strategy driving EPS Other Collateral interest UW SILP EPS

ROE Drivers 26 • Multi-Pillar strategy generates ROE on both sides of our balance sheet • Underwriting results (combined ratio) and SILP investment returns are key drivers of ROE • For example, the table illustrates an ROAE of 14% at combined ratio of 96% and SILP return of 10% RETURN ON AVERAGE EQUITY SILP Return Combined Ratio 90% 93% 96% 99% 102% -5% 10% 7% 4% 1% -2% 0% 13% 10% 7% 4% 1% 5% 16% 14% 11% 8% 5% 10% 19% 17% 14% 11% 8% 15% 22% 20% 17% 14% 12% 20% 25% 23% 20% 18% 15%

Strong balance sheet 27 0.7% 3.0% 1.4% 1.6% 1.6% 3.5% 4.2% 8.2% 26.2% 34.1% 15.3% $0 $100 $200 $300 M ill io ns Treaty Year >75% of reserves are short tailed $668 $596 $557 $400 $500 $600 $700 $800 12/31/22 12/31/23 9/30/2024 M ill io ns Collateral Reducing *Debt leverage calculated as total debt by shareholders’ equity $400 $450 $500 $550 $600 $650 $700 12/31/22 12/31/23 9/30/2024 M ill io ns Shareholders equity (up 32% since ’22) $81 $73 $63 16.0% 12.3% 9.4% 0.0% 5.0% 10.0% 15.0% 20.0% $0 $200 $400 $600 $800 12/31/2022 12/31/2023 9/30/2024 M ill io ns Declining debt leverage* Debt Equity Debt Leverage ratio

BVPS growth in-line with peers • We have grown fully diluted book value per share every year since 2019 • 11.5% CAGR over the last 3 years 28 2.4% 16.8% 15.8% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% $10 $11 $12 $13 $14 $15 $16 $17 $18 $19 $20 2022 2023 2024 annualized G ro w th % Fu lly D ilu te d BV PS BVPS Growth FD BVPS Growth in FD BVPS 70% 53% 38% 34% 23% 16% 3% 34% 34% 0% 20% 40% 60% 80% ACGL RNR EG HG MKL AXS SPNT GLRE Peer Average Peer Growth in BVPS: 2022 – 2024* • Fully diluted BVPS growth has performed in-line with the peer average * Annualized

Share Price vs Book Value • While we have grown diluted book value, GLRE share price has grown even more rapidly, outperforming the S&P 500 • Discount to book value is narrowing and GLRE is now trading closer to book value 29 22.3% GLRE 7.1% S&P 500 Annual Return Jan ‘22 to Sep ‘24 $7.07 $7.73 $7.44 $8.15 $9.39 $10.54 $10.74 $11.42 $12.47 $13.10 $13.65 $14.50 13.65 14.1 13.55 14.33 14.34 15.77 16.15 16.74 17.39 17.65 18.72 18.72 0.40 0.45 0.50 0.55 0.60 0.65 0.70 0.75 0.80 0.85 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 3/31/22 6/30/22 9/30/22 12/31/22 3/31/2023 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 11/15/24 P/ BV SH A RE P RI CE GLRE Price to Book Value since 2021 Share price BVPS P/BV

CAPITAL MANAGEMENT AND ALLOCATION • 6.5% annual growth in net premiums over last 5 years • Expanded Lloyd's platform (Syndicate 3456, Greenlight Corporate Member) • Growing Innovations book • Allocation to Solasglas increased from 50% to 60% effective January 1, 2023 • Effective August 1, 2024, Solasglas allocation increased further from 60% to 70% • Refinanced convertible debt into 3- year floating rate term loan in July 2023 • $63 outstanding as of Sept 30, 2024. • Debt leverage <10% 1. Underwriting Growth 3. Share Repurchases 2. Investment Leverage 4. Debt Repayment • Board authorized repurchase plan up to $25M • Repurchased 547K shares in 2024 for $7.5 million (~1% of shareholders' equity) • Opportunistic stock repurchases, based on discount to BV, level of excess capital, cashflow, etc 30

Solasglas Investments Update 31 David Einhorn

Investment approach 32 Greenlight Capital, an affiliate of DME Advisors, was founded in 1996 DME Advisors analyzes available financial data, business strategies, and prospects to identify undervalued and overvalued securities Greenlight Re has implemented this value-oriented investment strategy since its formation Goal is to maximize total risk-adjusted return Average gross exposure between August 2004 and September 2024 87% Long exposure -55% Short exposure

2024 performance (through Sep 30, 2024): Investment portfolio 33 Solasglas Investments, LP is the fund that holds all investment assets managed by DME Advisors DME Advisors is the general partner and owns approximately 22% of Solasglas Investment Portfolio is 70% of Greenlight Re’s Adjusted Surplus Largest longs as of Q3 ‘24: Brighthouse Financial, CONSOL Energy, Green Brick Partners, HP and Solvay +11.9%

Investment Returns Net of Fees(1) Source: Company filings. (1)Investment return is based on the total assets in our investment account for the joint venture, and the Investment Portfolio for SILP. Investment returns are calculated monthly and compounded to calculate the quarterly and annual returns. Actual investment income may vary depending on cash flows into and out of the investment account. Past performance is not necessarily indicative of future results. (2)Through September 2024. 0% 50% 100% 150% 200% 250% Aug-04 Aug-05 Aug-06 Aug-07 Aug-08 Aug-09 Aug-10 Aug-11 Aug-12 Aug-13 Aug-14 Aug-15 Aug-16 Aug-17 Aug-18 Aug-19 Aug-20 Aug-21 Aug-22 Aug-23 Aug-24 GLRE/SILP Return Bloomberg U.S. Aggregate Bond Index 200.7% (5.6% ann.) σ=10.7% 92.7% (3.3% ann.) σ=4.2% Our 20-year track record 34 12.2% 1-year Annualized Returns 19.0% 3-year 10.6% 5-year 5.6% Since inception

Source: Company filings. (1) Investment return is based on the total assets in our investment account for the joint venture, and the Investment Portfolio for SILP. Investment returns are calculated monthly and compounded to calculate the quarterly and annual returns. Actual investment income may vary depending on cash flows into and out of the investment account. Past performance is not necessarily indicative of future results. (2) Through September 2024. -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% Sep-19 Mar-20 Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23 Mar-24 Sep-24 GLRE/SILP Return Bloomberg U.S. Aggregate Bond Index 65.5% (10.6% ann.) σ=10.8% 1.7% (0.3% ann.) σ=6.3% And our 5-year track record Investment Returns Net of Fees(1) 35 12.2% 1-year Annualized Returns 19.0% 3-year 10.6% 5-year 5.6% Since inception

Economy is strong Don’t expect recession in the coming year Recent signs of slowdown Election outcome has unleashed animal spirits Less regulation Lower taxes and more spending Onshoring Inflation is still a concern despite recent slowdown Strong labor (wildcard will be immigration policy) Harder comparisons going forward The Federal Reserve likely to cut less than expected DME Advisor’s current view 36

• Largest longs are: Brighthouse Financial, CONSOL Energy, Green Brick Partners, HP and Solvay • Some newer positions: Alight, CNH Industrial, Peloton, Viatris • Themes: double-digit buybacks/dividends, spin-offs, cheap stocks, event driven Solasglas portfolio positioning 37 Medium net exposure ~40% can change quickly based on incoming data • COVID profiteers • Credit sensitive to commercial real estate or consumer credit • Homebuilding hedge • Idiosyncratic shorts On the long side: On the short side:

Gold has been a significant contributor this year Inflation swaps Credit spreads for tail risk Solasglas portfolio positioning: macro 38 13.8% Longs Gross Attribution -3.5% Shorts 4.1% Macro Macro overlay to protect from exogenous shocks and enhance returns 2024 year-to-date attribution of returns

0 0.1 0.2 0.3 0.4 0.5 0.6 Jan-21 May-21 Sep-21 Jan-22 May-22 Sep-22 Jan-23 May-23 Sep-23 Jan-24 May-24 Sep-24 12-month rolling correlation between SILP and S&P 500 Note: 12-month rolling correlation of daily returns from 1/1/2020 – 9/30/2024 between SILP and the total return S&P 500 index Solasglas portfolio correlation 39

In conclusion… 40 Successful pivot of underwriting strategy Strong balance sheet Proactive capital allocation and focus on ROE and growth in BVPS Positive momentum Refreshed leadership Innovations is a differentiator

Question & Answer Session 41 FARAMARZ ROMER Chief Financial Officer DAVID EINHORN Chairman of the Board PATRICK O’BRIEN Group Chief Operating Officer Chief Executive Officer – Ireland GREG RICHARDSON Chief Executive Officer BRIAN O'REILLY Head of Innovations RICHARD STROMMER Chief Actuary DAVID SIGMON General Counsel TOM CURNOCK Group Chief Underwriting Officer Chief Risk Officer

Appendix – Non-GAAP Reconciliation 42

Fully diluted book value per share

The key non-GAAP financial measure used in this Presentation is fully diluted book value per share. Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our incentive compensation plan. We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share. We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units "RSUs". We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	September 30, 2024
Numerator for basic and fully diluted book value per share:						
Total equity as reported under U.S. GAAP	$ 477,183	$ 464,857	$ 475,663	$ 503,120	$ 596,095	$ 663,418
Denominator for basic and fully diluted book value per share:						
Ordinary shares issued and outstanding as reported and denominator for basic book value per share	36,994,110	34,514,790	33,844,446	34,824,061	35,336,732	34,832,493
Add: In-the-money stock options and all outstanding RSUs	63,582	116,722	154,134	277,960	264,870	602,013
Denominator for fully diluted book value per share	37,057,692	34,631,512	33,998,580	35,102,021	35,601,602	35,434,506
Basic book value per share	$ 12.90	$ 13.47	$ 14.05	$ 14.45	$ 16.87	$ 19.05
Fully diluted book value per share	**$ 12.88**	**$ 13.42**	**$ 13.99**	**$ 14.33**	**$ 16.74**	**$ 18.72**
5-Year average annual fully diluted BVPS						**8.2%**

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Fully diluted book value per share (quarterly) 44 The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q4 2024 Q3 2024 Numerator for basic and fully diluted book value per share: Total equity as reported under U.S. GAAP $ 503,120 $ 510,041 $ 561,121 $ 575,865 $ 596,095 $ 624,458 $ 634,020 $ 663,418 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 34,824,061 35,262,678 35,272,013 35,337,407 35,336,732 35,321,144 35,321,144 34,832,493 Add: In-the-money stock options and all outstanding RSUs 277,960 312,409 312,409 312,409 264,870 585,334 594,612 602,013 Denominator for fully diluted book value per share 35,102,021 35,575,087 35,584,422 35,649,816 35,601,602 35,906,478 35,915,756 35,434,506 Basic book value per share $ 14.45 $ 14.46 $ 15.91 $ 16.30 $ 16.87 $ 17.68 $ 17.95 $ 19.05 Fully diluted book value per share $ 14.33 $ 14.34 $ 15.77 $ 16.15 $ 16.74 $ 17.39 $ 17.65 $ 18.72